Exhibit 10.26

OneMedNet Corporation

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

The Participant has been granted the number of Restricted Stock Units set forth below (the “RSUs”) pursuant to the OneMedNet Corporation 2022 Equity Incentive Plan (the “Plan”), as follows:

Participant:	_______________________
Date of Grant:	_______________________
Number of Restricted Stock Units:	_______________________
Initial Vesting Start Date: Vested Common Shares:

[●]

Subject to Participant’s continued status as a Service provider, the RSUs shall become vested and the Common Shares shall be issued to Participant in accordance with the terms of the Plan, the Award Agreement, this Notice of Grant and upon the following schedule:

Initially Vesting: [●]

[Except in the event of a Qualifying Termination (as set forth in the Restricted Stock Unit Award Agreement), if the vesting conditions described in this Vested Common Shares section are not achieved by the date indicated, the unvested portion of this RSU Award will terminate and Participant’s right to the unvested portion of this RSU Award will be forfeited.]

Capitalized terms not defined herein shall have the meaning as set forth in the Plan.

By signing below, the Participant agrees that the Company, its Directors, officers, and stockholders shall not be held liable for any tax, penalty, interest, or cost incurred by the Participant as a result of such determination by the IRS. The Participant is urged to consult with his or her own tax advisor regarding the tax consequences of the RSUs, including the application of Section 409A.

By their signatures below, the Company and the Participant agree that the RSUs are governed by this Grant Notice and by the provisions of the Plan and the Restricted Stock Unit Award Agreement, both of which are attached to and made a part of this document. The Participant acknowledges receipt of copies of the Plan and the Restricted Stock Unit Award Agreement, represents that the Participant has read and is familiar with their provisions, and hereby accepts the RSUs subject to all of their terms and conditions.

OneMedNet Corporation	PARTICIPANT

By:
Signature
Its:
Date

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OneMedNet Corporation

RESTRICTED STOCK UNIT AWARD AGREEMENT

OneMedNet Corporation has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Unit Award Agreement (the “Award Agreement”) is attached a number of Restricted Stock Units (the “RSUs”) pursuant to the terms and conditions set forth in the Grant Notice and this Award Agreement. The RSUs have been granted under the 2022 Equity Incentive Plan (the “Plan”), as amended to the date of grant of the RSUs, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with the terms and conditions of, the Grant Notice, this Award Agreement and the Plan, (b) accepts the RSUs subject to all of the terms and conditions of the Grant Notice, this Award Agreement and the Plan, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Grant Notice, this Award Agreement or the Plan.

1. Definitions and Construction.

1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Award Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2. Administration.

All questions of interpretation concerning the Grant Notice, this Award Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the RSUs shall be determined by the Board. Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or the RSUs or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the RSUs. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

3. Vesting.

3.1 Subject to the terms and conditions set forth in this Award Agreement and the Plan, the RSUs shall vest as provided in the Grant Notice.

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3.2 Double Trigger Acceleration of Vesting. Notwithstanding the terms set forth in the Vested Common Shares section of the Grant Notice, in the event of a Change in Control, if: (A) the Participant Service is terminated without Cause by the Company or the successor corporation or a parent or subsidiary of such successor corporation of the Company (the “Successor Corporation”) within the one hundred eighty (180) day period prior to the consummation of the Change in Control transaction or within twelve (12) months following consummation of the Change in Control transaction; or (B) the Participant terminates his or her Service with the Company or the Successor Corporation, each as applicable, for Good Reason within the one hundred eighty (180) day period prior to the consummation of the Change in Control transaction or within twelve (12) months following consummation of the Change in Control transaction, then the unvested portion of the Common Shares underlying this RSU Award at the time of Participant’s termination of Service shall become fully accelerated and fully vested immediately prior to the effective date of the termination of Service.

4. Dividends.

The Participant shall not receive any payment or other adjustment in the number of RSUs for dividends or other distributions that may be made in respect of the Common Shares to which the RSUs relate.

5. Distribution of Common Shares.

In the event that the Company determines that the Participant is subject to its policy regarding insider trading of the Company’s Common Shares and any securities subject to the RSUs are scheduled to be delivered on a day (the “Original Distribution Date”) that does not occur during an applicable “window period,” as determined by the Company in accordance with such policy, then such Common Shares or securities shall not be delivered on such Original Distribution Date and shall instead be delivered as soon as practicable within the next applicable “window period” pursuant to such policy.

6. Execution of Documents.

The Participant hereby acknowledges and agrees that the manner selected by the Company to indicate the Participant’s consent to the Grant Notice is also deemed to be execution of the Grant Notice and of this Award Agreement. The Participant further agree that such manner of indicating consent may be relied upon as the Participant’s signature for establishing execution of any documents to be executed in the future in connection with the RSUs. This Award Agreement shall be deemed to be signed by the Company and the Participant upon the respective signing by the Company and the Participant of the Grant Notice to which it is attached.

7. Tax Withholding.

7.1 In General. At the time this Award Agreement is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the grant or vesting of the RSUs or the issuance of Common Shares in settlement thereof. The Company shall have no obligation to deliver Common Shares until the tax obligations of the Company have been satisfied by the Participant.

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7.2 Withholding in Securities. The Company may, in its discretion, permit or require the Participant to satisfy all or any portion of the tax obligations by deducting from the Common Shares otherwise deliverable to the Participant in settlement of the RSUs a number of Common Shares having a Fair Market Value, as determined by the Company as of the date on which the tax obligations arise, not in excess of the amount of such tax obligations determined by the applicable withholding rates. In the event that the Company determines that the tax obligations will not be satisfied by the method described above, the Participant authorizes the designated plan administrator or any successor plan administrator, to sell a number of Common Shares otherwise deliverable to the Participant in settlement of the RSUs, which the Company determines is sufficient to generate an amount that meets the tax obligations plus additional Common Shares, as necessary to account for rounding and market fluctuation, and to pay such tax withholding amounts to the Company. The Common Shares may be sold as part of a block trade with other Participants of the Plan in which all Participants receive an average price. Any adverse consequences to the Participant resulting from the procedure permitted under this Section 7.2, including, without limitation, tax consequences, shall be the sole responsibility of the Participant.

7.3 Consultation. The Participant hereby acknowledges that he or she understands that the Participant may suffer adverse tax consequences as a result of participation in the Plan. The Participant hereby represents that the Participant has consulted with tax consultants in connection with the Award and that the Participant is not relying on the Company for any tax advice.

8. Nontransferability of the RSUs.

The RSUs and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner otherwise than by will or by the laws of descent or distribution, shall not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Participant only by the Participant. The terms of the Plan and the Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

9. Rights as a Stockholder, Director, Employee or Consultant.

The Participant shall have no rights as a stockholder with respect to any Common Shares related to the RSUs until the date of issuance of the Common Shares pursuant to the RSUs (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the Common Shares are issued. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between the Company or applicable Subsidiary and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Award Agreement shall confer upon the Participant any right to continue in the Service of the Company or applicable Subsidiary or interfere in any way with any right of the Company or applicable Subsidiary to terminate the Participant’s Service to the Company as a Director, an Employee or Consultant, as the case may be, at any time.

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10. Miscellaneous Provisions.

10.1 Termination or Amendment. The Board may terminate or amend the Plan or the RSUs at any time.

10.2 Compliance with Section 409A. The Company intends that income realized by the Participant pursuant to the Plan and this Award Agreement will not be subject to taxation under Section 409A of the Code. The provisions of the Plan and this Award Agreement shall be interpreted and construed in favor of satisfying any applicable requirements of Section 409A of the Code. The Company, in its reasonable discretion, may amend (including retroactively) the Plan and this Award Agreement in order to conform to the applicable requirements of Section 409A of the Code, including amendments to facilitate the Participant’s ability to avoid taxation under Section 409A of the Code. However, the preceding provisions shall not be construed as a guarantee by the Company of any particular tax result for income realized by the Participant pursuant to the Plan or this Award Agreement. In any event, and except for the responsibilities of the Company set forth in Section 7, the Company or applicable Subsidiary shall be responsible for the payment of any applicable taxes on income realized by the Participant pursuant to the Plan or this Award Agreement.

10.3 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Award Agreement.

10.4 Binding Effect. Subject to the restrictions on transfer set forth herein, this Award Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

10.5 Integrated Agreement. The Grant Notice, this Award Agreement and the Plan, together with any employment, service or other agreement with the Participant and the Company or applicable Subsidiary referring to the RSUs, shall constitute the entire understanding and agreement of the Participant and the Company or applicable Subsidiary with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Company or applicable Subsidiary respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Award Agreement and the Plan shall survive any vesting of the RSUs and shall remain in full force and effect.

10.6 Severability. The invalidity or unenforceability of any provision of the Plan or this Award Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Award Agreement, and each provision of the Plan and this Award Agreement shall be severable and enforceable to the extent permitted by law.

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10.7 Discretionary Nature of Plan. The grant of the RSUs in this Award Agreement does not create any contractual right or other right to receive any RSUs or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Company.

10.8 No Impact on Other Benefits. The value of the Participant’s RSU is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

10.9 No Rights as a Stockholder or Employee. The Participant shall have no rights as a stockholder with respect to the RSU until the date of the issuance of Common Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date the Common Shares are issued, except as provided under the Plan. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between the Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Award Agreement shall confer upon the Participant any right to continue in the Service of the Company or Subsidiary or interfere in any way with any right of the Company to terminate the Participant’s Service to the Company as a Director, an Employee or Consultant, as the case may be, at any time.

10.10 Applicable Law. This Award Agreement shall be governed by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within the State of Delaware.

10.11 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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